Supplement Dated May 7, 2012
To The Summary Prospectus Dated April 30, 2012

Supplement Dated May 7, 2012

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

For the JNL/Franklin Templeton Global Growth Fund, please remove all references to Matthew R. Nagle and James Harper.

For the JNL/Franklin Templeton Global Multisector Bond Fund, please remove all references to Sonal Desai.

In the prospectus for the JNL/Franklin Templeton Small Cap Value Fund in the section entitled “The Sub-Adviser and Portfolio Management,” please remove the bullet for Y. Dogan Sahin in its entirety and replace it with the following:

•
Y. Dogan Sahin, CFA (Portfolio Manager of Advisory Services), has been a portfolio manager of the Franklin Small Cap Value Fund since June 2007.  Mr. Sahin is also a part of a research team for other funds managed by Franklin Advisory Services.  He joined Franklin Templeton Investments in 2001.

This supplement is dated May 7, 2012.

(To be used with JMV7698 04/12, JMV7698SB 04/12, VC5869 04/12, VC5869SB 04/12, VC5869H 04/12, JMV7697 04/12, JMV7697SB 04/12, VC5890 04/12, VC5890H 04/12, VC5890SB 04/12, VC5890ML 04/12, VC4224 04/12, VC4224H 04/12, JMV8798 04/12, JMV8798SB 04/12, JMV5763ML 04/12, JMV5763WF 04/12, VC5995 04/12, VC5995H 04/12, JMV5765 04/12, JMV2731 04/12, JMV2731H 04/12, JMV8037 04/12, JMV8037H 04/12, VC5825 04/12, VC5825H 04/12, VC5885 04/12, VC5885H 04/12, VC5884 04/12, VC5884H 04/12, JMV7698NY 04/12, JMV7698NYSB 04/12, NV5869 04/12, NV5869SB 04/12, JMV7697NY 04/12, JMV7697NYSB 04/12, NV5890 04/12, NV5890SB 04/12, NV4224 04/12, NV4224SB 04/12, NV4224WF 04/12, NMV2731 04/12, JMV8037NY 04/12, FVC4224FT 04/12, FVC4224FTH 04/12, VC5526 04/12, VC5526H 04/12, VC3656 04/12, VC3656H 04/12, VC3657 04/12, VC3657H 04/12, VC3723 04/12, VC3723H 04/12, NV6016 04/12, NV5526 04/12, NV3174 04/12, NV3174CE 04/12, NV3784 04/12, NV5825 04/12,  HR105 04/12, and VC2440 04/12.)

CMX9084 05/12